                                                                   Exhibit 10(u)



                                  AMENDMENT TO
                     MULTI-YEAR REVOLVING CREDIT AGREEMENT


         This Amendment to Multi-Year Revolving Credit Agreement, dated as of February 28, 1995 (this "Amendment"), is among TRW Inc., an Ohio corporation (the "Company") and the financial institutions listed on the signature pages hereof together with their successors or assigns (collectively, the "Banks" and individually, a "Bank").

                              W I T N E S S E T H:
                              -------------------
         WHEREAS, on July 1, 1992, the Company and the Banks entered into the Three Year Revolving Credit Agreement (as it was then titled), which agreement was amended on June 30, 1993 and on March 1, 1994 (the agreement as amended is known hereinafter as the "Agreement"); and

         WHEREAS, the Company and the Banks have agreed to make such changes to the Agreement as are reflected in this Amendment;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:


SECTION 1        THE AMENDMENTS


   1.1           AMENDMENT TO "APPLICABLE COMMITMENT FEE" DEFINITION.   The
definition to "Applicable Commitment Fee" set forth in Section 13 shall be amended to read in its entirety as follows:

            "APPLICABLE COMMITMENT FEE" means the percentage in effect from time to time as set forth in the following table opposite the highest of the then-current rating assigned to the Company's senior unsecured long-term debt by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"):

                 Rating                                  Applicable
             (Moody's/S&P)                            Commitment Fee
             -------------                            --------------
             higher than A3/A-                            0.100%
             A3/A-                                        0.100%
             Baa1/BBB+                                    0.125%
             Baa2/BBB                                     0.150%
             Baa3/BBB-                                    0.200%
             lower than Baa3/BBB-                         0.325%

   1.2           AMENDMENT TO "APPLICABLE MARGIN" DEFINITION.   The definition
to "Applicable Margin" set forth in Section 13 shall be amended to read in its entirety as follows:

            "APPLICABLE MARGIN" means, at any time, the percentage set forth in the following table opposite the highest of the then-current rating assigned to the Company's senior unsecured long-term debt by Moody's or S&P:

                                          Applicable                 Applicable
                                          Margin for                 Margin for
                       Rating            Domestic CD                Eurocurrency
                 (Moody's/S&P)              Loans                       Loans
-------------------------------------------------------------------------------
              higher than A3/A-             0.325%                     0.225%
              A3/A-                         0.350%                     0.250%
              Baa1/BBB+                     0.475%                     0.375%
              Baa2/BBB                      0.600%                     0.500%
              Baa3/BBB-                     0.750%                     0.650%
              lower than Baa3/BBB-          0.950%                     0.850%



   1.3           AMENDMENT TO "TERMINATION DATE" DEFINITION.   The definition of
"Termination Date" set forth in Section 13 shall be amended to read in its entirety as follows:

            "TERMINATION DATE" means the earlier to occur of (a) February 28, 2000, subject to extension for one or more successive one-year periods as to any Bank or Banks pursuant to Section 1.2, or (b) such other date on which the Commitments shall terminate pursuant to Section 11.2.


SECTION 2        GENERAL.

   2.1 REISSUANCE OF NOTES. In connection with the effectiveness of this Amendment, the Company shall issue to each of the Banks Notes in the principal amounts set forth next to such Bank's name in the signature blocks below. Contemporaneously with the issuance of such Notes, the Notes dated March 1, 1994 currently pertaining to the Agreement shall be deemed null and void and each Bank shall cancel and return to the Company such Note pertaining to the Agreement currently in such Bank's possession.

   2.2 EFFECTIVENESS OF FEE CHANGES. All fee and interest rate changes set forth in this Amendment shall be effective only on a prospective basis from the date hereof.

   2.3 OTHER TERMS AND CONDITIONS. Unless amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect without change.

   2.4 GOVERNING LAW. This Amendment and each Note issued pursuant hereto shall be a contract made under and governed by the internal laws of the State of Ohio. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of the Company and rights of the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law.

   2.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. When counterparts executed by all the parties shall have been lodged with the Company (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Company shall have received telegraphic, telex, or other written confirmation from such Bank of execution of a counterpart hereof by such Bank), this Amendment shall become effective as of the date hereof.

   2.6 CAPTIONS. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

   Delivered at Cleveland, Ohio, as of the day and year first above written.

                                        TRW INC.



                                        By /s/ William C. Seeger Jr.
                                           -------------------------
                                           William C. Seeger Jr.
                                           Vice President and Treasurer

                                           1900 Richmond Road
                                           Cleveland, Ohio  44124
                                           Telephone        216/291-7540
                                           Facsimile:       216/291-7831

                                                            BANKS:

Amount of        Percentage of
Commitment       Commitments
----------       -----------
$44,000,000        8  %               Bank of America National Trust
                   ---                and Savings Association


                                      By: /s/ Arlene S. Pedovitch
                                          -----------------------
                                          Name: Arlene S. Pedovitch
                                          Title: Vice President


                                      DOMESTIC OFFICE

                                      Bank of America NT & SA
                                      1850 Gateway Boulevard
                                      Concord, California  94520
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      Bank of America NT & SA
                                      1850 Gateway Boulevard
                                      Concord, California  94520
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________

Amount of        Percentage of
Commitment       Commitments
----------       -----------
$44,000,000        8  %               Barclays Bank PLC
                   ---


                                      By: /s/ Philip S. A. Capparis
                                          -------------------------
                                          Name: Philip S. A. Capparis
                                          Title: Associate Director


                                      DOMESTIC OFFICE

                                      Barclays Bank PLC
                                      222 Broadway
                                      New York, New York  10038
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      Barclays Nassau, Bahamas Branch
                                      c/o Barclays Bank PLC
                                      222 Broadway
                                      New York, New York  10038
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________

Amount of        Percentage of
Commitment       Commitments
----------       -----------
$44,000,000        8  %               The Chase Manhattan Bank, N.A.
                   ---


                                      By: /s/ Claudia Stone
                                         ------------------
                                         Name: Claudia Stone
                                         Title: Managing Director


                                      DOMESTIC OFFICE

                                      The Chase Manhattan Bank, N.A.
                                      One Chase Manhattan Plaza
                                      Fifth Floor
                                      New York, New York  10081
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      The Chase Manhattan Bank, N.A.
                                      One Chase Manhattan Plaza
                                      Fifth Floor
                                      New York, New York  10081
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________

Amount of        Percentage of
Commitment       Commitments
----------       -----------
$44,000,000        8  %               Citibank N.A.
                   ---


                                      By: /s/ Barbara A. Cohen
                                          --------------------
                                          Name: Barbara A. Cohen
                                          Title: Vice President


                                      DOMESTIC OFFICE

                                      Citibank, N.A.
                                      c/o Citicorp N.A., Inc.
                                      200 S. Wacker Dr.
                                      Chicago, IL 60606
                                      Telephone:       312-993-3871
                                      Facsimile:       312-993-6840


                                      EUROCURRENCY OFFICE

                                      Citibank, N.A.
                                      c/o Citicorp N.A., Inc.
                                      200 S. Wacker Dr.
                                      Chicago, IL 60606
                                      Telephone:       312-993-3871
                                      Facsimile:       312-993-6840



                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  Citibank, N.A., New York
                                      ABA Routing No.:  021000089
                                      Account No.:  38483095
                                      Account Name:  _____________
                                      Reference No.:  TRW Inc.

Amount of        Percentage of
Commitment       Commitments
----------       -----------
$ 44,000,000      8 %                 Morgan Guaranty Trust Company
                  --                  of New York


                                      By: /s/ Timothy S. Broadbent
                                         -------------------------
                                         Name: Timothy S. Broadbent
                                         Title:


                                      DOMESTIC OFFICE

                                      Morgan Guaranty Trust Company
                                      of New York
                                      60 Wall Street
                                      New York, New York  10260-0060
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      Morgan Guaranty Trust Company
                                      of New York
                                      Nassau, Bahamas Office
                                      c/o J.P. Morgan Services Inc.
                                      Euro-Loan Servicing Unit
                                      902 Market Street
                                      Wilmington, Delaware  19801
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$44,000,000        8  %               National City Bank
                   ---


                                      By: /s/ Davis R. Bonner
                                          -------------------
                                          Name: Davis R. Bonner
                                          Title: Vice President


                                      DOMESTIC OFFICE

                                      National City Bank
                                      National City Center
                                      P. O. Box 5756
                                      Cleveland, Ohio  44101-0756
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      National City Bank
                                      National City Center
                                      P. O. Box 5756
                                      Cleveland, Ohio  44101-0756
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________

Amount of        Percentage of
Commitment       Commitments
----------       -----------
$44,000,000        8  %               The Sumitomo Bank, Limited
                   ---


                                      By: /s/ Katsuyasu Iwasawa
                                          ---------------------
                                          Name: Katsuyasu Iwasawa
                                          Title: Joint General Manager


                                      DOMESTIC OFFICE

                                      The Sumitomo Bank, Limited
                                      Chicago Branch
                                      Sears Tower
                                      233 South Wacker Drive, Suite 4800
                                      Chicago, Illinois  60606-6448
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      The Sumitomo Bank, Limited
                                      Chicago Branch
                                      Sears Tower
                                      233 South Wacker Drive, Suite 4800
                                      Chicago, Illinois  60606-6448
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$30,800,000       5.6 %               Dresdner Bank AG
                  ----


                                      By: /s/ D. Slusarczyk
                                          -----------------
                                          Name: D. Slusarczyk
                                          Title: Vice President

                                      By: /s/ Robert Grella
                                          -----------------
                                          Name: Robert Grella
                                          Title: Vice President



                                      DOMESTIC OFFICE

                                      Dresdner Bank AG New York Branch
                                      75 Wall Street
                                      New York, New York  10005
                                      Telephone:       212-574-0244
                                      Facsimile:       212-574-0130


                                      EUROCURRENCY OFFICE

                                      Dresdner Bank AG Grand Cayman
                                      Branch
                                      c/o Dresdner Bank AG New York Branch
                                      75 Wall Street
                                      New York, New York  10005
                                      Telephone:       212-574-0244
                                      Facsimile:       212-574-0130


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  Chase Manhattan
                                          (NY,NY)
                                      ABA Routing No.:  021-000-021
                                      Account No.:  920-1-059-079
                                      Account Name:  Dresdner Bank AG,
                                                       New York Branch
                                      For further credits to 101679-15
                                      Ref.: TRW


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$30,800,000       5.6 %               First Interstate Bank of California
                  ----


                                      By: /s/ Arthur W. McAllister
                                          ------------------------
                                          Name: Arthur W. McAllister
                                          Title: Vice President


                                      By: /s/ Wendy V. C. Purcell
                                          -----------------------
                                          Name: Wendy V. C. Purcell
                                          Title: Assistant Vice President


                                      DOMESTIC OFFICE

                                      First Interstate Bank of California
                                      Corporate Loan Operations
                                      707 Wilshire Boulevard, W7-21
                                      Los Angeles, California  90017
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      First Interstate Bank of California
                                      Corporate Loan Operations
                                      707 Wilshire Boulevard, W7-21
                                      Los Angeles, California  90017
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$30,800,000       5.6 %               NBD Bank, N.A.
                  ----


                                      By: /s/ Andrew W. Strait
                                         ---------------------
                                         Name: Andrew W. Strait
                                         Title: Vice President


                                      DOMESTIC OFFICE

                                      NBD Bank, N.A.
                                      Attention:  Midwest Banking Division
                                      611 Woodward
                                      Detroit, Michigan  48226
                                      Telephone:       _____________
                                      Facsimile:       _____________

                                      EUROCURRENCY OFFICE

                                      NBD Bank, N.A.
                                      Attention:  Midwest Banking Division
                                      611 Woodward
                                      Detroit, Michigan  48226
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$30,800,000       5.6 %               Royal Bank of Canada
                  ----


                                      By: /s/ Raymond A. M. Boland
                                          ------------------------
                                          Name: Raymond A. M. Boland
                                          Title: Sr. Manager, Corporate Banking


                                      DOMESTIC OFFICE

                                      Royal Bank of Canada
                                      New York Operations Center
                                      Pierrepont Plaza
                                      300 Cadman Plaza West
                                      Brooklyn, New York  11201-2701
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      Royal Bank of Canada
                                      New York Operations Center
                                      Pierrepont Plaza
                                      300 Cadman Plaza West
                                      Brooklyn, New York  11201-2701
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$19,800,000       3.6 %               Banque Nationale De Paris
                  ----


                                      By: /s/ Arnaud Collin du Bocage
                                          ---------------------------
                                          Name: Arnaud Collin du Bocage
                                          Title: Executive Vice President and
                                                  General Manager


                                      DOMESTIC OFFICE

                                      Banque Nationale De Paris
                                      Chicago Branch
                                      Rookery Building
                                      209 South LaSalle, 5th Floor
                                      Chicago, Illinois  60604
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      Banque Nationale De Paris
                                      Chicago Branch
                                      Rookery Building
                                      209 South LaSalle, 5th Floor
                                      Chicago, Illinois  60604
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$19,800,000       3.6 %               Credit Lyonnais Chicago Branch
                  ----


                                      By: /s/ Sandra E. Horwitz
                                         ----------------------
                                         Name: Sandra E. Horwitz
                                         Title: Vice President


                                      Credit Lyonnais Cayman Island Branch


                                      By: /s/ Sandra E. Horwitz
                                          ---------------------
                                          Name: Sandra E. Horwitz
                                          Title: Authorized Signature


                                      DOMESTIC OFFICE

                                      Credit Lyonnais Chicago Branch
                                      227 West Monroe Street
                                      Chicago, Illinois  60606
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      Credit Lyonnais Cayman Island Branch
                                      c/o Credit Lyonnais Chicago Branch
                                      227 West Monroe Street
                                      Chicago, Illinois  60606
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  ___________ __


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$19,800,000       3.6 %               The Sakura Bank, Limited
                  ----


                                      By: /s/ Hajime Miyagi
                                         ------------------
                                         Name: Hajime Miyagi
                                         Title: Deputy General Manager


                                      DOMESTIC OFFICE

                                      The Sakura Bank, Limited
                                      Chicago Branch
                                      227 West Monroe Street
                                      Suite 4700
                                      Chicago, Illinois  60606
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      The Sakura Bank, Limited
                                      Chicago Branch
                                      227 West Monroe Street
                                      Suite 4700
                                      Chicago, Illinois  60606
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$19,800,000       3.6 %               Society National Bank
                  ----


                                      By: /s/ Helen France
                                          ----------------
                                          Name: Helen France
                                          Title: Vice President


                                      DOMESTIC OFFICE

                                      Society National Bank
                                      127 Public Square
                                      Cleveland, Ohio  44114
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      Society National Bank
                                      127 Public Square
                                      Cleveland, Ohio  44114
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$19,800,000       3.6 %               The Tokai Bank, Limited
                  ----


                                      By: /s/ Hiroshi Tanaka
                                          ------------------
                                          Name: Hiroshi Tanaka
                                          Title: General Manager

                                      DOMESTIC OFFICE

                                      The Tokai Bank, Limited
                                      Chicago Branch
                                      Attention:  Corporate Finance
                                      181 West Madison Street, Suite 3600
                                      Chicago, Illinois  60602
                                      Telephone:       _____________
                                      Facsimile:       _____________

                                      EUROCURRENCY OFFICE

                                      The Tokai Bank, Limited
                                      Chicago Branch
                                      Attention:  Corporate Finance
                                      181 West Madison Street, Suite 3600
                                      Chicago, Illinois  60602
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________


Amount of        Percentage of
Commitment       Commitments
----------       -----------
$19,800,000       3.6 %               Union Bank of Switzerland
                  ----


                                      By: /s/ Steven M. Dadmun
                                         ---------------------
                                         Name: Steven M. Dadmun
                                         Title: Vice President


                                      By: /s/ David E. Collignon
                                          ----------------------
                                          Name: David E. Collignon
                                          Title: Lending Officer


                                      DOMESTIC OFFICE

                                      Union Bank of Switzerland
                                      Chicago Branch
                                      30 South Wacker Drive, Suite 40
                                      Chicago, Illinois  60606
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      EUROCURRENCY OFFICE

                                      Union Bank of Switzerland
                                      Chicago Branch
                                      30 South Wacker Drive, Suite 40
                                      Chicago, Illinois  60606
                                      Telephone:       _____________
                                      Facsimile:       _____________


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  ____________
                                      ABA Routing No.:  ___________
                                      Account No.:  _______________
                                      Account Name:  _____________
                                      Reference No.:  _____________



------------      ----------
$550,000,000      100% Total





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